UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2023

BAIN CAPITAL PRIVATE CREDIT

(Exact name of Registrant as Specified in Its Charter)

delaware	814-01474	87-6984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 37th Floor, Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

          N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01.	Entry into Material Definitive Agreements.

Investment Advisory Agreement

On September 28, 2023, Bain Capital Private Credit (the “Company”) entered into an investment advisory agreement (the “Investment Advisory Agreement”) with BCPC Advisors, LP (the “Adviser”), a subsidiary of Bain Capital Credit, LP, pursuant to which the Adviser manages the Company’s day-to-day operations and provides the Company with investment advisory and management services. The Investment Advisory Agreement was approved by the Company’s Board of Trustees and sole shareholder on September 28, 2023. In connection with the Company’s entry into the Investment Advisory Agreement, the Company’s prior investment advisory agreement with BCSF Advisors, LP (the “Prior Investment Advisory Agreement”) was terminated on September 28, 2023. The Investment Advisory Agreement has the same material terms as the Prior Investment Advisory Agreement.

Administration Agreement

On September 28, 2023, the Company entered into an administration agreement (the “Administration Agreement”) with the Adviser, pursuant to which the Adviser provides the administrative services necessary for the Company to operate and the Company utilizes the Adviser’s office facilities, equipment and recordkeeping services. The Administration Agreement was approved by the Company’s Board of Trustees on September 28, 2023. In connection with the Company’s entry into the Administration Agreement, the Company’s prior administration agreement with BCSF Advisors, LP (the “Prior Administration Agreement”) was terminated on September 28, 2023. The Administration Agreement has the same material terms as the Prior Administration Agreement.

Loan Administration and Custodial Agreement

On September 28, 2023, the Company entered into a loan administration and custodial agreement (the “Loan Administration and Custodial Agreement”) with Computershare Trust Company, N.A (the “Custodian”), pursuant to which the Custodian provides certain loan administration duties and custodial services with respect to the Company’s assets. Under the Loan Administration and Custodial Agreement, the Company pays the Custodian a fee which covers account acceptance, set up and termination expenses, plus usual and customary related administrative services such as safekeeping, investment, collection and distribution of assets, including normal record-keeping/reporting requirements. The Company will also pay or reimburse the Custodian for all out-of-pocket costs and expenses (including without limitation reasonable fees and expenses of legal counsel) incurred, and any disbursements and advances made, in connection with the performance by the Custodian of its duties and services under the Loan Administration and Custodial Agreement.

Expense Support and Conditional Reimbursement Agreement

On September 28, 2023, the Company entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with the Adviser, pursuant to which the Adviser (i) has agreed to pay a portion of the Company’s Other Operating Expenses (as defined below) to the effect that such expenses do not exceed 1.00% (on annualized basis) of the Company’s net asset value, and (ii) may elect to pay an additional portion of the Company’s expenses from time to time, which the Company will be obligated to reimburse to the Adviser at a later date if certain conditions are met. “Other Operating Expenses” means the Company’s organization and offering expenses, professional fees, trustee fees, administration fees, and other general and administrative expenses (including the Company’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Company’s administrator in performing its administrative obligations under the Administration Agreement.

Services Agreement

On September 29, 2023, the Company and the Adviser entered into a services agreement (the “Services Agreement”) with SS&C Technologies, Inc. and SS&C GIDS, Inc. (collectively, “SS&C”), pursuant to which SS&C will serve as the Company’s transfer agent and sub-administrator and provide certain services to the Company, including but not limited to, (i) private markets accounting and administration, (ii) loan processing, (iii) shareholder recordkeeping, transfer agency and investor relations, (iv) establishing and maintaining procedures for wire transfers, and (v) maintaining compliance with anti-money laundering laws. The Services Agreement was approved by the Company’s Board of Trustees on September 28, 2023.

Item 1.02	Termination of Material Definitive Agreements.

The information contained in Item 1.01 above with respect to the termination of the Prior Investment Advisory Agreement and the Prior Administration Agreement is hereby incorporated by reference into this Item 1.02.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of September 28, 2023, the Board of Trustees of the Company appointed Amit Joshi as Treasurer of the Company. Mr. Joshi is a Senior Vice President for Bain Capital Credit, LP (“Bain Capital Credit”). Mr. Joshi joined Bain Capital Credit in September 2023. Mr. Joshi previously worked at Apollo Global Management since 2013 as a Chief Financial Officer for Apollo Debt Solutions BDC and as a Chief Accounting Officer, Assistant Treasurer and Vice President of Midcap Financial Investment Corporation (NASDAQ: MFIC), a registered business development company, and some of the private funds including CLOs, private drawdown funds and operating companies. Prior to that he served as Senior Manager at Ernst & Young from January 2008 to September 2013 and prior to that at a mid-size accounting firm in New York as Audit Senior from 2006 to 2008 and in various international offices in roles with increasing responsibility from 2003 to 2006. Mr. Joshi is a Certified Public Accountant, Chartered Financial Analyst and Chartered Accountant. Mr. Joshi graduated with first-class honors from Calcutta University, India.

Mr. Joshi does not have any family relationships with any current trustee, executive officer, or person nominated to become a trustee or executive officer, of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Joshi has, or will have, a material interest subject to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

99.1 Investment Advisory Agreement, dated September 28, 2023, by and among Bain Capital Private Credit and BCPC Advisors, LP

99.2 Administration Agreement, dated September 28, 2023, by and among Bain Capital Private Credit and BCPC Advisors, LP

99.3 Loan Administration and Custodial Agreement, dated September 28, 2023, by and among Bain Capital Private Credit and Computershare Trust Company, N.A

99.4 Expense Support and Conditional Reimbursement Agreement, dated September 28, 2023, by and among Bain Capital Private Credit and BCPC Advisors, LP

99.5 Services Agreement, dated September 29, 2023, by and among Bain Capital Private Credit, BCPC Advisors, LP, SS&C Technologies, Inc. and SS&C GIDS, Inc.

104 Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Private Credit has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL PRIVATE CREDIT

Date: October 3, 2023	By:	/s/ Jessica Yeager
Name: Jessica Yeager
Title:Secretary

4